EX. 99.28(d)(15)(xx)

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and BNY Mellon Asset Management North America Corporation
(formerly Mellon Capital Management Corporation)

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the following new Fund, Fund name changes, and fee reductions for 21 Funds, effective August 13, 2018:

New Fund:

1)	JNL/Morningstar® Wide Moat Index FundSM

Fund Name Changes:

1)	JNL/Vanguard Moderate Allocation Fund to the JNL/Vanguard Moderate ETF Allocation Fund;
2)	JNL/Vanguard Moderate Growth Allocation Fund to the JNL/Vanguard Moderate Growth ETF Allocation Fund; and
3)	JNL/Vanguard Growth Allocation Fund to the JNL/Vanguard Growth ETF Allocation Fund.

Fee Reductions:

1)	JNL/Mellon Capital Utilities Sector Fund
2)	JNL/Mellon Capital Consumer Staples Sector Fund
3)	JNL/Mellon Capital Materials Sector Fund
4)	JNL/Mellon Capital Industrials Sector Fund
5)	JNL/Mellon Capital Real Estate Sector Fund
6)	JNL/Mellon Capital Bond Index Fund
7)	JNL/Mellon Capital Emerging Markets Index Fund
8)	JNL/Mellon Capital International Index Fund
9)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund

10)	JNL/Mellon Capital S&P 1500 Growth Index Fund
11)	JNL/Mellon Capital S&P 1500 Value Index Fund
12)	JNL/S&P Competitive Advantage Fund
13)	JNL/S&P Dividend Income & Growth Fund
14)	JNL/S&P International 5 Fund
15)	JNL/S&P Intrinsic Value Fund
16)	JNL/S&P Mid 3 Fund
17)	JNL/S&P Total Yield Fund
18)	JNL S&P 500 Index Fund
19)	JNL/Mellon Capital S&P 400 Midcap Index Fund
20)	JNL/Mellon Capital S&P 500 Index Fund
21)	JNL/Mellon Capital Small Cap Index Fund

Whereas, the Parties have agreed to amend the Agreement, effective August 13, 2018, to add the new Fund and its fees,to reflect the Fund name changes as outlined above.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective August 13, 2018.

Jackson National Asset Management, LLC		BNY Mellon Asset Management North America Corporation

By:	/s/ Mark D. Nerud	By:	/s/ Rose Huening-Clark
Name:	Mark D. Nerud	Name:	Rose Huening-Clark
Title:	President and CEO	Title:	Managing Director

Schedule A
Dated August 13, 2018

Funds
JNL S&P 500 Index Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Real Estate Sector Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Morningstar® Wide Moat Index FundSM

A-1

Schedule B
Dated August 13, 2018 (Compensation)

JNL S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Capital Bond Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital Consumer Staples Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital Emerging Markets Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital European 30 Fund
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.060%
$50 million to $100 million	0.060%
$100 million to $750 million	0.030%
Over $750 million	0.015%

B-1

JNL/Mellon Capital Industrials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital International Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital Materials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital Pacific Rim 30 Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.060%
$100 million to $750 million	0.030%
Over $750 million	0.015%

B-2

JNL/Mellon Capital Real Estate Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital S&P 1500 Growth Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital S&P 1500 Value Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Capital S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Capital S&P 400 MidCap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

B-3

JNL/Mellon Capital Small Cap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Capital Utilities Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/S&P Competitive Advantage Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
Over $750 million	0.015%

JNL/S&P Dividend Income & Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
Over $750 million	0.015%

JNL/S&P International 5 Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
Over $750 million	0.015%

JNL/S&P Intrinsic Value Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
Over $750 million	0.015%

B-4

JNL/S&P Mid 3 Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
Over $750 million	0.015%

JNL/S&P Total Yield Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
Over $750 million	0.015%

JNL/T. Rowe Price Mid-Cap Growth Fund*
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.090%
$50 million to $100 million	0.060%
$100 million to $750 million	0.030%
Over $750 million	0.015%

*Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Capital Management Corporation.

JNL/Vanguard Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
$750 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Moderate ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
$750 million to $2 billion	0.015%
Over $2 billion	0.010%

B-5

JNL/Vanguard Moderate Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
$750 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Morningstar® Wide Moat Index FundSM
Average Daily Net Assets	Annual Rate
$0 to $750 million	0.030%
$750 million to $2 billion	0.015%
Over $2 billion	0.010%

B-6